UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2014

GO PUBLIC II, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55026	N/A
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

c/o Thomas DeNunzio 780 Reservoir Avenue Cranston, RI	02910
(address of principal executive offices)	(zip code)

401-641-0405
(registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This amendment to the Company's Current Report on Form 8-K dated March 21, 2014 is being filed to clarify that the decision to engage RLBCPA as our independent public accounting firm was approved by the our Company’s Board of Director(s)

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(1) Previous Independent Auditors:

a.	On March 15, 2014, Messineo & Co., CPAs, LLC (“M&Co) declined to stand for reappointment as our Company’s independent auditors.

b.	M&Co’s report on the financial statements for the year ended July 31, 2013 and for the period July 22, 2013 (date of inception) through July 31, 2013 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

c.	Through the period covered by the financial audit for the year ended July 31, 2013 and through the current date, there have been no disagreements with M&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&Co would have caused them to make reference thereto in their report on the financial statements. Through the interim period, March 15, 2014 (the date M&Co declined to stand for reappointment), there have been no disagreements with M&Co on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of M&Co would have caused them to make reference thereto in their report on the financial statements.

d.	We have authorized M&Co to respond fully to the inquiries of the successor accountant.

e.	During the year ended July 31, 2013 and the interim period through March 15, 2014, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K.

f.	The Company provided a copy of the foregoing disclosures to M&Co prior to the date of the filing of this Report and requested that M&Co furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(2) New Independent Auditor:

On March 15, 2014 the Company engaged RLB Certified Public Accountant PLLC (“RLBCPA”) of Gulfport, Florida, as its new registered independent public accountant. The decision to engage RLBCPA was approved by our sole board director. During the year ended July 31, 2013 and prior to March 15, 2014 (the date of the new engagement), we did not consult with RLBCPA regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by RLBCPA, in either case where  written or oral advice provided by RLBCPA would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

  None
  Exhibits

NUMBER	EXHIBIT
16.1	Letter from Messineo and Co., CPAs LLC, dated March 15, 2014 regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GO PUBLIC II, INC.

Dated: March 27, 2014	/s/ Thomas DeNunzio
Thomas DeNunzio
Chief Executive Officer